Exhibit 99.1

News Release

Media Contact:Ron RogersInvestor Contact:Scott Gleason

(801) 584-3065(801) 584-1143

rrogers@myriad.comsgleason@myriad.com

Myriad Genetics Reports Fiscal Second-Quarter 2020 Financial Results

•	Total Second-Quarter Revenues of $195.1 Million
•	Second-Quarter Diluted EPS of ($0.11) and Adjusted EPS of $0.23

SALT LAKE CITY, Feb. 6, 2020 – Myriad Genetics, Inc. (NASDAQ: MYGN, “Myriad” or the “Company”), a global leader in molecular diagnostics and precision medicine, today announced financial results for its fiscal second-quarter 2020, provided an update on recent business highlights and provided revised fiscal year and third-quarter 2020 financial guidance.

"Revenue in the fiscal second quarter fell short of expectations largely due to the prenatal business.  Prenatal cash collections were negatively impacted by issues in billing operations that occurred during the transition of the homegrown Counsyl billing system to an industry-standard system used by Myriad.  We are in the process of implementing a number of initiatives focused on improving cash collections, have made several organizational changes to bolster growth and are evaluating additional initiatives,” said R. Bryan Riggsbee, president and CEO, Myriad Genetics. “Despite recent payer related headwinds, we continue to see significant near-term prospects to drive increased revenue and I am highly focused on returning Myriad to a position of sustained long-term profitable growth.”

Financial Highlights

The following table summarizes the financial results for the fiscal second-quarter of 2020:

Revenue
	Fiscal Second-Quarter
($ in millions)	2020	2019	% Change
Molecular diagnostic testing revenue
Hereditary Cancer	$117.7	126.7	(7%)
GeneSight®	22.5	24.0	(6%)
Prenatal	16.4	31.2	(47%)
Vectra®	10.3	11.8	(13%)
Prolaris®	6.8	6.1	11%
EndoPredict®	2.6	2.2	18%
Other testing revenue	4.8	1.0	380%
Total molecular diagnostic testing revenue	181.1	203.0	(11%)
Pharmaceutical and clinical service revenue	14.0	13.8	1%
Total Revenue	$195.1	$216.8	(10%)

Income Statement
	Fiscal Second-Quarter
($ in millions)	2020	2019	% Change
Total Revenue	$195.1	216.8	(10%)
Gross Profit	145.5	164.7	(12%)
Gross Margin	74.6%	76.0%
Operating Expenses	154.3	158.6	(3%)
Operating Income	(8.8)	6.1	NM
Operating Margin	(4.5%)	2.8%
Adjusted Operating Income	18.4	37.4	(51%)
Adjusted Operating Margin	9.4%	17.3%
Net Income	(8.3)	2.6	NM
Diluted EPS	$(0.11)	$0.03	NM
Adjusted EPS	$0.23	$0.38	(40%)

•	Recent Business Highlights Portfolio Payer Contract

o	Signed a fixed-price portfolio contract with UnitedHealthcare.
•	Hereditary Cancer
o	Grew hereditary cancer volumes at a mid-single digit rate on a year-over-year basis.
o

Presented data at the San Antonio Breast Cancer Symposium demonstrating the ability of riskScore® to modify cancer risk assessments for women with breast cancer who test positive for a genetic mutation in common breast cancer genes.

o

Received regulatory approval from Japan’s Ministry of Health, Labour and Welfare for the BRACAnalysis® Diagnostic System to help physicians determine which women with breast cancer have Hereditary Breast and Ovarian Cancer (HBOC) syndrome and qualify for additional medical management.

•	GeneSight®
o	Agreed to GeneSight coverage with additional major self-funded employers bringing the total to six and are in discussions with an additional 21 companies.
o

Published the precision medicine analysis of the GUIDED study in the Journal of Clinical Psychiatry. The study evaluated 787 patients at baseline who were on medications with known gene drug interactions.  The analysis showed that patients who had their treatment guided by GeneSight saw a 70 percent improvement in remission, 42 percent improvement in response, and a 23 percent improvement in symptoms, all of which were statistically significant.

o

Published a new analysis of the GUIDED clinical trial using the 6-item Hamilton Depression Rating Scale (HAM-D6) in BMC Psychiatry. The key finding of the study was that there were statistically significant improvements in all three clinical endpoints of remission, response and symptoms between GeneSight®-guided care and treatment-as-usual at Week 8 using the HAM-D6 scale.

•	Prenatal
o

Published a new study in Prenatal Diagnosis demonstrating that Prequel® is the only non-invasive prenatal screening (NIPS) test that outperforms traditional measures of aneuploidy detection across all classes of obesity. Other NIPS testing methodologies can have failure rates up to 24 percent in obese patients leading the American College of Gynecology to recommend against using NIPS in patients with significant obesity.

o

Published data from a 58,000 patient study in Ultrasound in Obstetrics and Gynecology showing Prequel is more sensitive than other technologies in low fetal fraction samples with an industry leading 1 in 1,000 no call rate.

•	Vectra®
o	The test was included in an American College of Rheumatology publication stating that the test was one of several disease activity measures that met a minimum standard for regular clinic use.
•	Prolaris®
o	Grew Prolaris volumes at a double-digit rate in the fiscal-second quarter.
o	Received a positive coverage decision from Wellmark Blue Cross and Blue Shield for Prolaris.
•	Companion Diagnostics
o

Submitted application with the U.S. Food and Drug Administration (FDA) for BRACAnalysis® CDx as a companion diagnostic test for Lynparza® in metastatic, castrate-resistant, prostate cancer patients with germline BRCA mutations.

o	Received FDA approval for BRACAnalysis CDx as a companion diagnostic test for patients with metastatic pancreatic cancer seeking treatment with Lynparza.
o	Received FDA approval for myChoice® CDx as a companion diagnostic in ovarian cancer patients being considered for niraparib PARP inhibitor therapy in accordance with the approved label.
o	Received Application for Advanced Diagnostic Laboratory Test status for myChoice CDx with an initial price of $4,040.

Fiscal Year 2020 and Fiscal Third-Quarter 2020 Financial Guidance

Below is a table summarizing Myriad’s fiscal year 2020 and fiscal third-quarter 2020 financial guidance:

	Revenue	GAAP Diluted Earnings Per Share	Adjusted Earnings Per Share
Fiscal Year 2020	$735 million	($0.80)	$0.45
Fiscal Third-Quarter 2020	$172 million	($0.30)	$0.02

Myriad’s fiscal year 2020 and third-quarter 2020 adjusted earnings per share guidance excludes the impact of stock-based compensation expense, non-cash amortization associated with acquisitions and certain non-recurring expenses. These projections are forward-looking statements and are subject to the risks summarized in the safe harbor statement at the end of this press release.  The company will provide further details on its business outlook during the conference call today and discuss the fiscal second-quarter financial results and fiscal year 2020 financial guidance.

Conference Call and Webcast

A conference call will be held today, Thursday, February 6, 2020, at 4:30 p.m. EST to discuss Myriad’s financial results for the fiscal second-quarter, business developments and financial guidance.

The dial-in number for domestic callers is 1-800-757-5680.  International callers may dial 1-212-231-2938.  All callers will be asked to reference reservation number 21950986.  An archived replay of the call will be available for seven days by dialing (800) 633-8284 and entering the reservation number above.  The conference call along with a slide presentation will be available through a live webcast at www.myriad.com.

About Myriad Genetics

Myriad Genetics, Inc., is a leading precision medicine company dedicated to being a trusted advisor transforming patient lives worldwide with pioneering molecular diagnostics.  Myriad discovers and commercializes molecular diagnostic tests that: determine the risk of developing disease, accurately diagnose disease, assess the risk of disease progression, and guide treatment decisions across six major medical specialties where molecular diagnostics can significantly improve patient care and lower healthcare costs.  Myriad is focused on five critical success factors:  building upon a solid hereditary cancer foundation, growing new product volume, expanding reimbursement coverage for new products, increasing RNA kit revenue internationally and improving profitability with Elevate 2020.  For more information on how Myriad is making a difference, please visit the Company's website: www.myriad.com.

Myriad, the Myriad logo, BART, BRACAnalysis, Colaris, Colaris AP, myPath, myRisk, Myriad myRisk, myRisk Hereditary Cancer, myChoice, myPlan, BRACAnalysis CDx, Tumor BRACAnalysis CDx, myChoice CDx, EndoPredict, Vectra, GeneSight, riskScore Prolaris, ForeSight and Prequel are trademarks or registered trademarks of Myriad Genetics, Inc. or its wholly owned subsidiaries in the United States and foreign countries. MYGN-F, MYGN-G.

MYRIAD GENETICS, INC. AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENTS (Unaudited)
(in millions, except per share amounts)
	Three months ended		Six months ended
	December 31,		December 31,
	2019	2018	2019	2018
Molecular diagnostic testing	$181.1	$203.0	$353.1	$392.0
Pharmaceutical and clinical services	14.0	13.8	28.3	27.1
Total revenue	195.1	216.8	381.4	419.1
Costs and expenses:
Cost of molecular diagnostic testing	41.0	44.0	82.2	86.3
Cost of pharmaceutical and clinical services	8.6	8.1	17.1	15.5
Research and development expense	18.8	22.4	40.1	43.5
Change in the fair value of contingent consideration	(0.1)	1.0	0.6	1.4
Selling, general, and administrative expense	135.6	135.2	271.1	265.1
Total costs and expenses	203.9	210.7	411.1	411.8
Operating income	(8.8)	6.1	(29.7)	7.3
Other income (expense):
Interest income	0.8	0.9	1.7	1.6
Interest expense	(2.5)	(3.4)	(5.4)	(5.6)
Other	(0.9)	—	(0.3)	1.1
Total other expense:	(2.6)	(2.5)	(4.0)	(2.9)
Income before income tax	(11.4)	3.6	(33.7)	4.4
Income tax provision	(3.1)	1.0	(4.8)	2.6
Net income	$(8.3)	$2.6	$(28.9)	$1.8
Net loss attributable to non-controlling interest	—	—	—	(0.1)
Net income attributable to Myriad Genetics, Inc. stockholders	$(8.3)	$2.6	$(28.9)	$1.9
Earnings per share:
Basic	$(0.11)	$0.04	$(0.39)	$0.03
Diluted	$(0.11)	$0.03	$(0.39)	$0.02
Weighted average shares outstanding:
Basic	74.4	74.2	74.1	73.6
Diluted	74.4	76.5	74.1	76.9

Consolidated Balance Sheets (Unaudited)
(in millions)
	December 31,	June 30,
ASSETS	2019	2019
Current assets:
Cash and cash equivalents	$81.2	$93.2
Marketable investment securities	60.4	43.7
Prepaid expenses	16.2	16.6
Inventory	28.1	31.4
Trade accounts receivable	118.3	133.9
Prepaid taxes	24.7	25.1
Other receivables	3.5	4.7
Assets held for sale	32.9	0.0
Total current assets	365.3	348.6
Property, plant and equipment, net	36.5	57.3
Operating lease right-of-use assets	67.3	—
Long-term marketable investment securities	47.6	54.9
Intangibles, net	653.5	684.7
Goodwill	408.1	417.2
Total assets	$1,578.3	$1,562.7
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$21.0	$33.3
Accrued liabilities	61.1	78.9
Current maturities of operating lease liabilities	12.8	—
Short-term contingent consideration	3.4	3.4
Deferred revenue	3.6	2.2
Liabilities held for sale	10.5	0.0
Total current liabilities	112.4	117.8
Unrecognized tax benefits	22.4	21.7
Noncurrent operating lease liabilities	58.7	—
Other long-term liabilities	—	7.8
Contingent consideration	6.9	10.4
Long-term debt	225.1	233.5
Long-term deferred taxes	75.5	82.6
Total liabilities	501.0	473.8
Commitments and contingencies
Stockholders’ equity:
Common stock, 74.5 and 73.5 shares outstanding at December 31, 2019 and June 30, 2019 respectively	0.7	0.7
Additional paid-in capital	1,085.1	1,068.0
Accumulated other comprehensive loss	(5.3)	(5.4)
Retained earnings	(3.3)	25.6
Total Myriad Genetics, Inc. stockholders’ equity	1,077.2	1,088.9
Non-Controlling Interest	0.1	—
Total stockholders' equity	1,077.3	1,088.9
Total liabilities and stockholders’ equity	$1,578.3	$1,562.7

Consolidated Statement of Cash Flows (Unaudited)
(in millions)

	Six months ended
	December 31,
	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income attributable to Myriad Genetics, Inc. stockholders	$(28.9)	1.9
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	36.4	36.3
Non-cash interest expense	0.2	(1.2)
Gain on disposition of assets	(0.1)	(0.9)
Share-based compensation expense	15.8	15.2
Deferred income taxes	(6.8)	2.3
Unrecognized tax benefits	0.7	(2.3)
Impairment of goodwill classified as held for sale	1.3	0.0
Change in fair value of contingent consideration	0.7	(1.4)
Changes in assets and liabilities:
Prepaid expenses	(0.2)	0.8
Trade accounts receivable	13.6	(0.9)
Other receivables	(0.3)	(1.9)
Inventory	2.6	6.1
Prepaid taxes	0.4	(3.1)
Accounts payable	(11.3)	(0.3)
Accrued liabilities	(11.8)	(4.7)
Deferred revenue	1.6	(0.3)
Net cash provided by operating activities	13.9	45.6
CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(4.8)	(4.1)
Acquisitions, net of cash acquired	—	(278.5)
Purchases of marketable investment securities	(45.0)	(36.6)
Proceeds from maturities and sales of marketable investment securities	35.5	32.1
Net cash used in investing activities	(14.3)	(287.1)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from common stock issued under share-based compensation plans	1.3	4.5
Payment of contingent consideration recognized at acquisition	(3.9)	—
Net proceeds from revolving credit facility	—	340.0
Repayment of revolving credit facility	(8.6)	(75.0)
Repurchase and retirement of common stock	0.0	(50.0)
Net cash provided by (used in) financing activities	(11.2)	219.5
Effect of foreign exchange rates on cash and cash equivalents	1.1	1.7
Change in cash and cash equivalents classified as held for sale	(1.5)	—
Net decrease in cash and cash equivalents	(12.0)	(20.3)
Cash and cash equivalents at beginning of the period	93.2	110.9
Cash and cash equivalents at end of the period	$81.2	$90.6

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to resolution this quarter of the issues in billing operations that occurred during the transition of the homegrown Counsyl billing system to an industry-standard system used by Myriad; pricing visibility from renewed payer contracts; a number of new product growth drivers materializing in the near term; the business exceeding historical levels of profitability; an additional 21 prospective employers in discussions regarding GeneSight coverage; the Company’s fiscal year 2020 and fiscal third-quarter 2020 financial guidance for revenue, GAAP diluted earnings per share, and adjusted earnings per share under the caption “Fiscal Year 2020 and Fiscal Third-Quarter 2020 Financial Guidance”; and the Company’s strategic imperatives under the caption “About Myriad Genetics.” These “forward-looking statements” are management’s present expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those described or implied in the forward-looking statements. These risks include, but are not limited to: the risk that sales and profit margins of the Company’s existing molecular diagnostic tests and pharmaceutical and clinical services may decline or will not continue to increase at historical rates; risks related to the Company’s ability to successfully transition from its existing product portfolio to its new tests; risks related to changes in the governmental or private insurers’ reimbursement levels for the Company’s tests or the Company’s ability to obtain reimbursement for its new tests at comparable levels to its existing tests; risks related to increased competition and the development of new competing tests and services; the risk that the Company may be unable to develop or achieve commercial success for additional molecular diagnostic tests and pharmaceutical and clinical services in a timely manner, or at all; the risk that the Company may not successfully develop new markets for its molecular diagnostic tests and pharmaceutical and clinical services, including the Company’s ability to successfully generate revenue outside the United States; the risk that licenses to the technology underlying the Company’s molecular diagnostic tests and pharmaceutical and clinical services tests and any future tests are terminated or cannot be maintained on satisfactory terms; risks related to delays or other problems with operating the Company’s laboratory testing facilities; risks related to public concern over the Company’s genetic testing in general or the Company’s tests in particular; risks related to regulatory requirements or enforcement in the United States and foreign countries and changes in the structure of the healthcare system or healthcare payment systems; risks related to the Company’s ability to obtain new corporate collaborations or licenses and acquire new technologies or businesses on satisfactory terms, if at all; risks related to the Company’s ability to successfully integrate and derive benefits from any technologies or businesses that it licenses or acquires; risks related to the Company’s projections about the potential market opportunity for the Company’s products; the risk that the Company or its licensors may be unable to protect or that third parties will infringe the proprietary technologies underlying the Company’s tests; the risk of patent-infringement claims or challenges to the validity of the Company’s patents; risks related to changes in intellectual property laws covering the Company’s molecular diagnostic tests and pharmaceutical and clinical services and patents or enforcement in the United States and foreign countries, such as the Supreme Court decisions Mayo Collab. Servs. v. Prometheus Labs., Inc., 566 U.S. 66 (2012), Ass’n for Molecular Pathology v. Myriad Genetics, Inc., 569 U.S. 576 (2013), and Alice Corp. v. CLS Bank Int’l, 573 U.S. 208 (2014); risks of new, changing and competitive technologies and regulations in the United States and internationally; the risk that the Company may be unable to comply with financial operating covenants under the Company’s credit or lending agreements; the risk that the Company will be unable to pay, when due, amounts due under the Company’s credit or lending agreements; and other factors discussed under the heading “Risk Factors” contained in Item 1A of the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, as well as any updates to those risk factors filed from time to time in the Company’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K.

Statement regarding use of non-GAAP financial measures

In this press release, the Company’s financial results and financial guidance are provided in accordance with accounting principles generally accepted in the United States (GAAP) and using certain non-GAAP financial measures. Management believes that presentation of operating results using non-GAAP financial measures provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses non-GAAP financial measures to establish budgets and to manage the Company’s business. A reconciliation of the GAAP financial results to non-GAAP financial results is included in the attached schedules.

Following is a description of the adjustments made to GAAP financial measures:

•	Acquisition – amortization of intangible assets: Represents recurring amortization charges resulting from the acquisition of intangible assets, including developed technology and database rights
•	Acquisition – integration related costs: Costs related to closing and integration of acquired companies
•	Equity compensation – non-cash equity-based compensation provided to Myriad employees
•	Impairment of goodwill classified as held for sale – Impairment charges related to the sale of the German clinic.
•	Deferred Tax impact of non-GAAP adjustments: Changes in effective tax rate based upon ASU 2016-09 and the deferred tax impact of non-deductible acquisition costs
•	Non-recurring legal expenses – one-time legal expenses tied to non-recurring events
•	Potential future consideration related to acquisitions: Non-cash expenses related to valuation adjustments of earn-out and milestone payments tied to recent acquisitions
•	Elevate Initiatives: Expenses tied to Elevate 2020 program

The Company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Non-GAAP financial results are reported in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Reconciliation of GAAP to Non-GAAP Financial Measures
for the Three and Six months ended December 31, 2019
(Unaudited data in millions, except per share amount)
	Three Months Ended		Six Months Ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Revenue	$195.1	$216.8	$381.4	$419.1
GAAP Cost of molecular diagnostic testing	41.0	44.0	82.2	86.3
GAAP Cost of pharmaceutical and clinical services	8.6	8.1	17.1	15.5
Acquisition - Integration related costs	—	(0.1)	—	(0.1)
Equity Compensation	(0.4)	—	(0.7)	(0.2)
Elevate initiatives	—	(0.6)	(0.2)	(3.6)
Non-GAAP COGS	$49.2	$51.4	$98.4	$97.9
Non-GAAP Gross Margin	74.8%	76.3%	74.2%	76.6%
GAAP Research and Development	$18.8	$22.4	$40.1	$43.5
Acquisition - amortization of intangible assets	—	(0.1)	—	(0.1)
Acquisition - Integration related costs	—	(0.6)	—	(0.7)
Equity compensation	(1.2)	(1.3)	(2.7)	(2.5)
Elevate initiatives	(0.3)	(1.5)	(1.0)	(2.2)
Non-GAAP R&D	$17.3	$18.9	$36.4	$38.0
GAAP Contingent Consideration	$(0.1)	$1.0	$0.6	$1.4
Potential future consideration related to acquisitions	0.1	(1.0)	(0.6)	(1.4)
Non-GAAP Contingent Consideration	$—	$—	$—	$—
GAAP Selling, General and Administrative	$135.6	$135.2	$271.1	$265.1
Acquisition - amortization of intangible assets	(15.2)	(15.2)	(30.4)	(28.5)
Acquisition - Integration related costs	—	(3.3)	(0.6)	(12.8)
Impairment of goodwill classified as held for sale	(1.3)	—	(1.3)	—
Non-recurring legal expenses	(1.3)	—	(1.3)	—
Equity compensation	(5.5)	(6.2)	(12.5)	(12.5)
Elevate initiatives	(2.1)	(1.4)	(4.4)	(2.5)
Non-GAAP SG&A	$110.2	$109.1	$220.6	$208.8
GAAP Operating Income	$(8.8)	$6.1	$(29.7)	$7.3
Acquisition - Integration related costs	—	4.0	0.6	13.6
Acquisition - amortization of intangible assets	15.2	15.3	30.4	28.6
Impairment of goodwill classified as held for sale	1.3	—	1.3	—
Non-recurring legal expenses	1.3	—	1.3	—
Equity compensation	7.1	7.5	15.9	15.2
Elevate initiatives	2.4	3.5	5.6	8.3
Potential future consideration related to acquisitions	(0.1)	1.0	0.6	1.4
Non-GAAP Operating Income	$18.4	$37.4	$26.0	$74.4
Non-GAAP Operating Margin	9%	17%	7%	18%
GAAP Net Income Attributable to Myriad Genetics, Inc. Stockholders	$(8.3)	$2.6	$(28.9)	$1.9
Acquisition - Integration related costs	—	4.0	0.6	13.6
Acquisition - amortization of intangible assets	15.2	15.3	30.4	28.6
Impairment of goodwill classified as held for sale	1.3	—	1.3	—
Non-recurring legal expenses	1.3	—	1.3	—
Equity compensation	7.1	7.5	15.9	15.2
Elevate initiatives	2.4	3.5	5.6	8.3
Potential future consideration related to acquisitions	(0.1)	1.0	0.6	1.4
Deferred tax impact of non-GAAP adjustments	1.5	(0.1)	2.9	2.6
Tax effect associated with non-GAAP adjustments	(2.8)	(4.6)	(6.2)	(9.7)
Non-GAAP Net Income	$17.6	$29.2	$23.5	$61.9
GAAP Diluted EPS	$(0.11)	$0.03	$(0.38)	$0.02
Non-GAAP Diluted EPS	$0.23	$0.38	$0.31	$0.80
Diluted shares outstanding	75.3	76.5	75.4	76.9

Free Cash Flow Reconciliation
(Unaudited data in millions)
	Three Months Ended		Six Months Ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

GAAP cash flow from operations	$13.9	$45.6	$13.9	$45.6
Capital expenditures	(4.8)	(2.8)	(4.8)	(4.1)
Free cash flow	$9.1	$42.8	$9.1	$41.5
Elevate initiative costs	2.4	3.4	5.6	8.1
Non-recurring legal expenses	1.3	—	1.3	—
Acquisition - Integration related costs	—	0.3	0.6	8.4
Tax effect associated with non-GAAP adjustments	(1.0)	(1.1)	(2.1)	(4.0)
Non-GAAP Free cash flow	$11.8	$45.4	$14.5	$54.0

Reconciliation of GAAP to Non-GAAP for Fiscal Year 2020

The Company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from guidance set forth below. Some of the factors that could affect the Company’s financial results are stated in the safe harbor statement of this press release. More information on potential factors that could affect the Company’s financial results are included under the heading "Risk Factors" contained in Item 1A in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, as well as any updates to those risk factors filed from time to time in the Company’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K.

Fiscal Year 2020
Diluted net income per share
GAAP diluted net income per share	$(0.80)
Stock Based Compensation Expense	0.30
Acquisition - amortization of intangible assets	0.80
Adjustments to GAAP financial measures	0.15
Non-GAAP diluted net income per share	$0.45

Fiscal Third-Quarter 2020
Diluted net income per share
GAAP diluted net income per share	$(0.30)
Stock Based Compensation Expense	0.08
Acquisition - amortization of intangible assets	0.20
Adjustments to GAAP financial measures	0.04
Non-GAAP diluted net income per share	$0.02